The redacted information has been excluded because

it is both (i) not material and (ii) the type of information that the registrant customarily treats as private and confidential.

EXHIBIT 10.4

AMENDMENT # 1 TO MASTER SERVICES AGREEMENT

This is the First Amendment (“Amendment # 1”) to the Master Services Agreement dated August 1, 2017 (“Agreement”), by and between:

Incedo Inc. (dba IB Technology Solutions Inc.), a Delaware corporation having a principal office at 170 Woods Avenue South, Iselin, NJ 08830 (hereinafter referred to as “Supplier” which expression shall, unless repugnant to or excluded by the context hereof, be deemed to mean and include its successors in interest and permitted assigns)

AND

AssetMark, Inc., having a principal office at 1655 Grant Street, 10th Floor, Concord CA 94520 (hereinafter referred to as “Company” which expression shall, unless repugnant to or excluded by the context hereof, be deemed to mean and include its successors in interest and permitted assigns.

For the purposes of this Amendment #1, Supplier and the Company shall be individually referred to as “Party” and collectively as “Parties”.  This Amendment #1 is effective January 1, 2022.

WHEREAS Parties entered into the Agreement to avail services, as defined under the Agreement and any Statements of Work thereto, on the terms and conditions detailed in the Agreement.

AND WHEREAS the Supplier is offering certain discounts to Company for Services provided under said Agreement vide this Amendment # 1.

NOW the Parties agree as follows:

1.	Volume Credits: Section 10 (d) of the Agreement is hereby deleted entirely and replaced with the following:

(d)Volume Credits.  Supplier shall offer discounts to Company on the following schedule, if Company’s monthly billing from Supplier (for Services under this Agreement and any/or other agreements) reaches the applicable breakpoints:

Monthly Billing % Credit

Up to $[***][***]%

$[***] to $[***][***]%

$[***] to $[***][***]%

Above $[***][***]%

The redacted information has been excluded because

it is both (i) not material and (ii) the type of information that the registrant customarily treats as private and confidential.

2.

No other changes:  Unless modified by this Amendment, all terms and condition of the Agreement shall remain in full force and effect.  In the event of any conflict or inconsistency between this Amendment #1 and the Agreement, this Amendment #1 shall control. Capitalized terms not otherwise defined in this Amendment #1 shall have the same meaning as set forth in the Agreement.

Parties have signed and delivered this Amendment #1 on the day, month and year first above mentioned:

For: Incedo Inc. /s/ Krishna Rupanagunta _	For: AssetMark, Inc. /s/ Muk Mehta______________
Krishna Rupanagunta______	Muk Mehta___________________
(Name) President, Incedo Inc.______	(Name) Chief Information Officer___
(Title)	(Title)